UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2016

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9555 Maroon Circle, Englewood, CO		80112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 200-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 17, 2016, CSG Systems International, Inc. amended the employment agreements of each of its executive officers to provide a cap of three times base salary plus target bonus on cash amounts owed under the provisions related to a termination without cause after a change of control.  Previously, there was no such limitation.  Copies of these amendments to the employment agreements are attached hereto and incorporated by reference.

9.01. Financial Statements and Exhibits.

(d) Exhibits

10.47C	Amendment No. 1 to Amended and Restated Employment Agreement with Randy R. Wiese, dated November 17, 2016
10.51B	Amendment No. 1 to Amended and Restated Employment Agreement with Bret C. Griess, dated November 17, 2016
10.52A	Amendment No. 1 to Employment Agreement with Brian Shepherd, dated November 17, 2016
10.53A	Amendment No. 1 to Employment Agreement with Kenneth Kennedy, dated November 17, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2016

CSG SYSTEMS INTERNATIONAL, INC.
By:	/s/ Rolland B. Johns
Rolland B. Johns
Chief Accounting Officer

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